1 A Powerful Diversified Media & Marketing Company Investor Day March 2, 2016

Disclaimer 2 This presentation contains confidential information regarding Meredith Corporation (“Meredith” or the “Company”). This presentation constitutes “Business Information” under the Confidentiality Agreement the recipient signed and delivered to the Company and its use and retention are subject to the terms of such agreement. This presentation does not purport to contain all of the information that may be required to evaluate a potential transaction with the Company and any recipient hereof should conduct its own independent evaluation and due diligence investigation of the Company and the potential transaction. Nor shall this presentation be construed to indicate that there has been no change in the affairs of the Company since the date hereof or such other date as of which information is presented. Each recipient agrees that it will not copy, reproduce, disclose or distribute to others this presentation or the information contained herein, in whole or in part, at any time, without the prior written consent of the Company, except as expressly permitted in the Confidentiality Agreement. The recipient further agrees that it will cause its directors, officers, employees and representatives to use this presentation only for the purpose of evaluating its interest in a potential transaction with the Company and for no other purpose. Neither the Company nor any of its affiliates, employees or representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained in this presentation or any other information (whether communicated in written or oral form) transmitted or made available to the recipient, and each of such persons expressly disclaims any and all liability relating to or resulting from the use of this presentation. The recipient is not entitled to rely on the accuracy or completeness of this presentation and is entitled to rely solely on only those particular representations and warranties, if any, which may be made by the Company in a definitive written agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein. This presentation and management’s commentary relating thereto may contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based onmanagement’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the Company’s estimates of future revenues, profits and earnings per share. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; and the consequences of acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Today’s Agenda 3  Meredith Strategic Growth Vision o Steve Lacy, Chairman and CEO  Local Media Group Growth Strategies o Doug Lowe, Executive Vice President o Patrick McCreery, Vice President News & Marketing  National Media Group Growth Strategies o Tom Harty, President  Digital Growth Strategies o Jon Werther, President Meredith Digital  Total Shareholder Return Strategies o Joe Ceryanec, CFO

Meredith’s Strong Investment Thesis 4  Portfolio of highly rated television stations in large and fast-growing markets  Trusted national brands with an unrivaled female reach  Profitable and growing digital business  World’s 3rd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by: Commitment to delivering Top-Third Total Shareholder Return: 1. 2. 3.  Dividend payer for 69 years; increases for 23 consecutive years  Share buyback program  Accretive strategic acquisitions

Meredith at a Glance 5 National Media Revenue: $1.1B EBITDA: $155M Local Media Revenue: $535M EBITDA: $205M WORKING YOU WSM V -TV WSM V-DT NASHVILL E $ in millions EBITDA before special items

Meredith Generates Strong and Growing EBITDA 6 $217 $265 $319 $268 FY2009 FY2011 FY2013 FY2015 7% CAGR $ in millions EBITDA before special items

Successful Execution of our Strategic Plan

Local Media Group

- Acquired and integrated 4 strong stations, achieving 2 additional duopolies
- Grew news programming by 50% across portfolio
- Significantly grew retransmission revenues and contribution
- Expanded digital and mobile platforms

National Media Group

- Added Allrecipes, Martha Stewart and Shape brands targeting younger women
- Grew share of magazine advertising market to 40% of competitive set
- Established profitable digital business with 75 million monthly unique visitors
- Added leading digital ad technology companies Selectable, Qponix & ShopNation
- Grew brand licensing business at Walmart to 3,000+ SKUs at 4,000 stores

Corporate

- Implemented and aggressively pursuing Total Shareholder Return program
- Grew dividend at 7% average annual rate to $1.98; currently yielding 5%
- Refinanced $500 million of debt at average low rate of 3%

+ national media brands + local media brands + marketing solutions meredith 7

Strategic Vision for Meredith 8 National Media Group  Continued leadership in creation and distribution of relevant multi-platform content  Digital business of scale with 100 million monthly unique visitors delivering double-digit revenue and profit growth  Enhanced profit contribution from circulation and ad pricing activities  Top marketing services provider with leading expertise in content marketing  Meaningful expansion of brand licensing business Local Media Group  Larger footprint through selected portfolio additions and strategic alliances  #1 or #2 rated stations in markets that exceed nationwide growth statistics  Scaled mobile and online platforms  Increased net retransmission contribution

Strong Progress in FY16 Toward Vision 9  Successful integration of recent acquisitions ― LMG: Phoenix; St. Louis; Mobile-Pensacola; Springfield ― NMG: Shape; Martha Stewart ― Digital: Selectable Media; Qponix; ShopNation; mywedding.com  Negotiated new retransmission agreements with major MVPDs  Generating double-digit growth in digital business  Implementing enhancements to circulation activities  Renewed/added several new brand licensing agreements  Grew dividend 8%; Yield currently at 5%

Key Takeaways from Today 10  Local Media Group delivering strong results fueled by: ― Growth in non-political advertising revenues ― Maximizing political advertising opportunity ― Increasing retransmission contribution  National Media Group poised for another year of profit growth: ― Brand licensing delivering high-margin profit ― Circulation providing a stable source of revenue and contribution ― Digital advertising growth will soon offset print advertising declines  Strong cash flows fueling 3-pronged TSR strategy: 1. Acquisitions and investments in business 2. Dividend growth 3. Share buybacks  Meredith can deliver Top-Third Total Shareholder Return

Today’s Agenda 11  Meredith Strategic Growth Vision o Steve Lacy, Chairman and CEO  Local Media Group Growth Strategies o Doug Lowe, Executive Vice President o Patrick McCreery, Vice President News & Marketing  National Media Group Growth Strategies o Tom Harty, President  Digital Growth Strategies o Jon Werther, President Meredith Digital  Total Shareholder Return Strategies o Joe Ceryanec, CFO

Attractive Stations in Large & Growing Markets 12 Station Market Market Rank Network Affiliation Atlanta 9 CBS & IND Phoenix 12 CBS & IND St. Louis 21 CBS Portland 24 FOX & MyTV Nashville 29 NBC Hartford 30 CBS Kansas City 33 CBS & MyTV Greenville 37 FOX Las Vegas 40 FOX

Stations are Big 4 Affiliates in Large DMAs


DMA
#1-50
HH in the DMA (M)
Avg Ad Rev / Station: $45M
3
2
1
0
2.4
0.7
Atlanta
Phoenix
St. Louis
Portland
Nashville
Hartford
Kansas City
Greenville
Las Vegas


DMA
#51-100
Avg Ad Rev / Station: $19M
0.5
Mobile
Flint

Source: SNL Data

+ national media brands + local media brands + marketing solutions meredith 13

Strong Revenue & EBITDA Growth 14 FY2011 FY2013 FY2015 Revenue $534 EBITDA Margin: $322 35% 39% $376 40% 13% CAGR 16% CAGR FY2011 FY2013 FY2015 EBITDA $112 $150 $206 $ in millions

Local Media Growth Strategies 15  Grow Advertising Revenues Maximize Recent Acquisitions and Expand Station Portfolio  Increase News Viewership  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

FY09 FY11 FY13 FY15 FY16 $234 $256 $269 $357 Increasing Non-Political Advertising Revenues 16 $ in millions (Consensus) 7% CAGR $380

Meredith Outperforms Television Industry 17 Calendar Meredith Industry Meredith vs. Industry (Pct. Pts.) 2011 4% 0% 4 2012 1% 1% 0 2013 3% 1% 2 2014 (2)% (1)% (1) 2015 2% 0% 2 Year-over-year change; same stations Source: Television Bureau of Advertising Non-Political Advertising Revenues

Non-Political Advertising Growth Strategies 18  Grow local news ratings – Major emphasis on Atlanta and Phoenix – Expand into new time periods  Take disproportionate market share – Ad share should exceed audience share  Focus on non-traditional revenue sources – Sell major projects to local traditional non-TV advertisers – Put greater emphasis on digital and mobile sales

Political Advertising Outlook for 2016 19 PROJECTED ACTIVITY PRIMARY GENERAL ELECTION LIGHT MODERATE HEAVY

Key 2016 Races in Meredith Markets 20  11 U.S. Senate seats: ―Open (Nevada) and Kirk (Illinois) rated toss-ups ―Burr (North Carolina) leaning Republican  Several U.S. House races drawing interest: ―Open seats in Arizona 1st and Nevada 3rd rated toss-ups ―Nevada 4th leaning Republican  15 Governor races: ―Open (Missouri) and McCrory (North Carolina) rated toss-ups  Ballot referendums and propositions ―Marijuana votes in Arizona, Georgia, Massachusetts, Michigan, Missouri, Nevada and Oregon

Maximizing Political Advertising Opportunity 21 2009 2011 2013 2015 2017 $40-$50 $35 $44 $24 $39 $ in millions Fiscal years Presidential Election Mid-term Election (estimate)

Executing Political Advertising Growth Strategies 22  Increase interaction with campaign managers early  Engage with national rep firm – work as team  Get fair share at FOX affiliates  Control inventory during key political weeks Move regular advertisers to protect lowest unit charges  Migrate political dollars to digital sites

Local Media Growth Strategies 23  Grow Advertising Revenues Maximize Recent Acquisitions and Expand Station Portfolio  Increase News Viewership  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

Television Station Acquisition Criteria 24  Big 4 affiliates in Top 50 and/or growing markets  #1 or #2 station in market  Non-political advertising upside  Strong political advertising opportunity  Retransmission contribution upside  Duopolies or regional clusters

Great Stations Added to Portfolio 25 Phoenix: Market 12 St. Louis: Market 21  CBS affiliate with highly ranked newscasts Springfield, MA  FOX affiliate in fast-growing region Mobile: Market 58  Powerful station that produces most news in Arizona  ABC affiliate/FOX on digital tier strengthens competitive position

Established Meredith-Cox Joint Buying Cooperative 26  All Meredith markets included except the overlap market of Atlanta  Cox markets include Boston, Seattle, Orlando, Pittsburgh, Charlotte  Enhanced scale allows companies to compete with larger groups  First initiative is joint syndicated programming purchasing  Introduced it at NATPE Convention last month to positive reaction  Expand to capital equipment and rollout at NAB convention in April

Local Media Growth Strategies 27  Grow Advertising Revenues Maximize Recent Acquisitions and Expand Station Portfolio  Increase News Viewership  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

Expanding Local Content Creation 28 CY05 CY10 CY15 270 400 650 News Hours Per Week 9% CAGR

Our Stations are Market Leaders 29 Morning News: #1: Portland, Hartford, Las Vegas #2: KTVK/Phoenix, St. Louis, Nashville, Greenville, Saginaw, WGGB/Springfield Evening News: #1: Hartford, Las Vegas, Saginaw #2: Nashville, WGGB/Springfield Late News: #1: Portland, Las Vegas #2: St. Louis, Nashville, Saginaw, WGGB/Springfield Sign-on to Sign-off: #1: Hartford, Las Vegas #2: St. Louis, Portland, Nashville, Saginaw, WGGB/Springfield Source: November 2015 ratings

Local News Dominates Cable News 30 Source: Nielsen, Atlanta Nov15 M-F HH Reach M-F 4:30a, 5a, 6a, 12n, 4p, 5p, 6p and 11pm WGCL CNBC CNN FXNC HLN MSNBC 38.0% 6.5% 18.5% 18.1% 6.9% 7.2% 0% 10% 20% 30% 40% 50% 60% 70% Nov. 2015 Sweep Unduplicated TV Households News Reach Atlanta

Local News Dominates Cable News


Nov. 2015 Sweep Unduplicated TV Households News Reach
Phoenix
70%
60%
50%
40%
30%
20%
10%
0%
97%
49%
48%
10.2%
18.6%
18.0%
10.1%
10.5%
KPHO
KTVK*
CNBC
CNN
FXNC
HLN
MSNBC

Source: Nielsen, Phoenix Nov15 M-F HH Reach M-F KPHO -4:30a, 5a, 6a, 12n, 5p,530p, 630p and 11pm
*KTVK M-F 430a,5a,6a,7a,8a,9a,4p,5p,6p,9p,10p

+ national media brands + local media brands + marketing solutions meredith
31

Local News Dominates Cable News 32 KMOV CNBC CNN FXNC HLN MSNBC Source: Nielsen, St Louis Nov15 M-F HH Reach M-F 4:30a, 5a, 6a, 12n, 5p, 6p and 11pm 62% 4.8% 15.1% 12.3% 7.6% 7.2% 0% 10% 20% 30% 40% 50% 60% 70% Nov. 2015 Sweep Unduplicated TV Households News Reach St Louis

Local News Dominates Cable News 33 49% 61% 62% 67% 48% 58% 0% 10% 20% 30% 40% 50% 60% 70% November 2015 Sweep Unduplicated TV Households News Reach KPTV WSMV WFSB KCTV WHNS KVVU Portland Nashville Hartford Kansas City Greenville Las Vegas

Viewership Challenges  Fragmentation ― News and information are commodities available everywhere around the clock ― Traditional broadcasts losing viewers but over 70 percent still watch local television news ― Total video consumption is up because viewing now happens on four devices not just one 34  Delivery ― An ongoing challenge but also an opportunity ― We must modify our digital content to fit changing needs, new spaces and platforms ― We can look at each new distribution platform as a resource drain, or we can view it as a new opportunity to serve our communities, consumers and advertisers

Viewership Challenges 35

Viewership Challenges 36  New Technologies −Social media platforms give us great opportunities for viewer engagement and organic promotion −Users typically choose one or two pathways to engage with our local brands

Executing Viewership Growth Strategies  Localism is secret ingredient and CONTENT is recipe – Produce and provide compelling hyper-local content – Curate content for each distribution – one-size does not fit all 37  Customer Focus − Grow strong local brands by creating ongoing connections with users − Use research to understand the communities and viewers we serve − Give them what they need when and where they want it − Incorporate more storytelling and news presentation  Local Expansion – Continue to find expansion opportunities in each of our local markets – Provide content in more time periods, on more platforms, and in more places to better serve each community

Local Media Growth Strategies 38  Increase News Viewership  Grow Advertising Revenues Maximize Recent Acquisitions and Expand Station Portfolio  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

Local Media Digital Video Opportunity 39  Compelling stories get shared on social media and often go viral across our network of stations  Live video of breaking news draws a lot of eyeballs with limited effort  Video offers the most TV-like experience for viewers and advertisers  Video creates the most compelling sales opportunity – Familiar format – Highest CPM

Executing Local Media Digital Video Growth Strategies 40  Create a “Video First & Video Everywhere” culture  Increase revenue by increasing video consumption  Take advantage of next-generation video players to create a “stickier” video experience  Create a video consumption platform for mobile

Local Media Digital Video Mobile Execution 41 Reach Right Audience at Right Time with Right Message: Proximity Marketing Indoor Navigation In-Store Engagement

Local Media Growth Strategies 42  Increase News Viewership  Grow Advertising Revenues Maximize Recent Acquisitions and Expand Station Portfolio  Scale Digital Video and Mobile  Increase Net Retransmission Contribution

Increasing Net Retransmission Contribution 43 40% Hartford Springfield (CBS) + (FOX) St. Louis (CBS) Atlanta Phoenix Kansas City Saginaw (CBS) Las Vegas Portland Greenville Mobile (FOX) Fiscal 2019 MVPD Renewal Schedule Affiliation Renewal Schedule Nashville (NBC) Fiscal 2017 Fiscal 2018 Fiscal 2016 40% 20%

Local Media Strategic Initiatives Summary 44  Growing news viewership across our group  Anticipating strong political advertising in Fiscal 2017  Emphasizing monetization of digital and mobile traffic  Focusing on increasing retransmission profit contribution  Pursuing expansion opportunities GOAL: Record profit in Fiscal 2017

Today’s Agenda 45  Meredith Strategic Growth Vision o Steve Lacy, Chairman and CEO  Local Media Group Growth Strategies o Doug Lowe, Executive Vice President o Patrick McCreery, Vice President News & Marketing  National Media Group Growth Strategies o Tom Harty, President  Digital Growth Strategies o Jon Werther, President Meredith Digital  Total Shareholder Return Strategies o Joe Ceryanec, CFO

National Media Group Footprint 46 Reaches 100 Million Unduplicated American Women Monthly 70 Million Unique Visitors | More than 60% of Millennial Women INGREDIENTS FOR Something Special YOUNG WOMEN YOUNG FAMILIES ESTABLISHED FAMILIES WOMEN OF WORTHNEW NESTERS

Our Brands Speak to Her About What Matters Most 47 Seasons and styles change, but women’s priorities remain the same HER HOMEHER FAMILY HERSELF

48 National Media Revenue Mix Magazine Ad Circulation Licensing + OtherDigital 1H-12 $503 $525 1H-16 42% 36% 26% 20% 12% 25% 13% 26% Fiscal years $s in millions

Executing National Media Group Strategies 49  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Expand Meredith Xcelerated Marketing  Grow high-margin brand licensing business  Accelerate growth of digital business

Our National Print Audience is Growing 50 68 118 2001 2015 Adult Readership in Millions Source: MRI #s in millions 70% Growth

Our National Digital Audience is Growing 51 4 75 2001 1H-16 Monthly Unique Visitors Source: comScore #s in millions 17-Fold Growth

Result is Increased Overall Audience 55 50 75 100 125 150 175 200 2009 2010 2011 2012 2013 2014 2015 A ud ienc e ( in m il li on s ) Print Online + Mobile 40% of audience 60% of audience

Executing National Audience Growth Initiatives 53  Increase our reach to Millennial women  Launch and acquire new brands Redesign and refresh key print titles Keep digital content distinct from print content Deliver content across new platforms

Meredith Millennial Strategy 54 Increase Millennial women connecting and engaging with Meredith brands by:  Infusing Millennial appealing personalities and talent with a social following across Meredith brand platforms  Creating annual corporate and brand goals for Millennial growth  Crafting a video strategy to increase distribution, serve up the “right” content on all platforms and monetize

Meredith Reaches 27 Million Millennial Women 55 Exceeds Other Well-Known Names in Media Source: Nielsen NPM 2015 Season to Date Ratings; Dec 2015 comScore MP MRI Fusion; Wikipedia; Billboard TAYLOR SWIFT’S ‘1989’ CONCERT ATTENDANCE HIGHEST GROSSING TOUR IN THE WORLD 2015 2015 ATTENDANCE SECOND SEASON PREMIERE VIEWERS SUBSCRIBERS SECOND SEASON PREMIERE VIEWERSVIEWERS VIEWERS USERS

Growing our Audience via Acquisitions & Launches 56  Shape  Shape.com  Martha Stewart Living  Marthastewart.com Women’s lifestyle:  Martha Stewart Weddings  mywedding.com Wedding media:  Allrecipes magazine  Eat This, Not That!  Parents Latina  Fit Pregnancy & Baby New product launches:

SHAPE: Women’s Active Lifestyle “Superbrand” 57 The new SHAPE debuted with 2.5 million rate base New vs. old SHAPE: ― 80% more ad revenue ― 90% higher operating profit Smooth transition of Fitness subscribers to SHAPE Operating SHAPE and Fitness websites with distinct but complementary voices Brand licensing deal with Apparel Bridge to manufacture and distribute new line of women’s active wear

Martha Stewart: Strong Profit Engine 58  Entered into 10-year licensing agreement to operate Martha Stewart digital and print brands in Nov. 2014  Renegotiated contract in Nov. 2015 after Sequential Brands bought MSLO  Added control over content creation in revised agreement  Includes rights to expansive video library  Bundling MSLO with other Meredith titles in advertising packages and in subscription offers  Significant profit contributor in Fiscal 2016 and beyond

Developed Allrecipes into a Multiplatform Brand 59 VIDEO: 2 Million subscribers APPS: 24 Million Downloads US SITE: 50 Million Unique Visitors; 70% of Visits from Mobile Devices MAGAZINE: 1.25 Million Subscribers INTERNATIONAL: 11% of Global Food Audience SOCIAL: #1 ranked food brand for social referrals

National Media Group Strategies 60  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Expand Meredith Xcelerated Marketing  Grow high-margin brand licensing business  Accelerate growth of digital business

Growing Advertising Revenue Market Share Calendar Year Meredith Share vs. Industry Meredith Share vs. Comp. Set 2011 10.6% 35% 2012 11.3 38 2013 11.1 38 2014 10.6 37 2015 11.1% 40% 61 Source: Publishers Information Bureau .

Digital CAGR: 32% Total Advertising Revenue is Growing 62 0 100 200 300 400 500 600 2012 2014 2016 $ in millions Fiscal years PrintDigital $492 $525 $483 10% 15% 27% $ $ Print CAGR: (3)% Total CAGR: 2% 16% (Consensus) 90% 73%84%

Pricing Initiative Generating Impressive Results 63  Priced out over 1,000 mid- and long-tail accounts in Fiscal 2015  Represent about 20 percent of print advertising revenues  Nearly 425 were new to Meredith  Revenue per page for tail accounts up 10 percent  Nearly 100 incremental ad pages, up 4 percent  14 percent revenue increase versus 9 percent goal Generated $10 million of incremental revenue in Fiscal 2015

* Does not include Entertainment ** Unique household penetration by campaign, GFK,MRI Ɨ ROI: Incremental sales generated per media dollar spent Meredith Guarantees Results for Advertisers 64

Print Industry Guarantees Results for Advertisers 65  Modeled after Meredith’s successful program that is producing ROI of nearly $8 for every $1 invested  16 companies participating including Hearst, Condé Nast and Time, Inc.  Represent over 70 percent of U.S. magazine audience  Campaigns must reach 125 million adults 3 times in 12-month period

National Media Group Strategies 66  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Expand Meredith Xcelerated Marketing  Grow high-margin brand licensing business  Accelerate growth of digital business

Circulation Revenues Stable Over Time 67 $ in millions Fiscal years 2010 2012 2014 2016 30 Percent of Total National Media Revenues 0 50 100 150 200 250 300 350 14% $280 $285 $327 $325 17%22%26% $ $ NewsstandSubscription 74% 78% 83% 86% (Consensus)

Circulation Profit Growth Strategies 68 Optimize traditional subscription model 2. 1. 3. Execute auto-renewal subscription model Develop additional consumer revenue streams

Auto Renewal Has Huge Potential Upside 69 Lifetime Value $8.00 Traditional renewal methods Auto- renewal $15.00

Auto Renewal Has Huge Potential Upside 70  Lower price elasticity  Higher renewal price  Reduced retention costs  Frees resources to focus on selling other products

Developing New Consumer Revenue Streams 71

National Media Group Strategies 72  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Expand Meredith Xcelerated Marketing  Grow high-margin brand licensing business  Accelerate growth of digital business

 Leading-edge specialist capabilities in digital, mobile and social media marketing, data analytics, CRM and custom-content creation  The DNA of a media company, drawing critical expertise in creating, delivering, managing and measuring content-powered engagement MXM is Customer Engagement Agency of the Year 73

MXM Offers Full Suite of Services for Leading National Brands  Content Strategy & Execution  Customer Relationship Management – Direct communication with consumers via mail, email and other sources  Digital Marketing ‒ Website development ‒ Search engine optimization  Mobile Marketing ‒ Mobile site and app development  Social Media Marketing – Brand monitoring  Data & Analytics ‒ Measurement ‒ Reporting ‒ Predictive analytics Areas of Focus: 74

MXM's Multi-Year Relationship with Kraft

2007

MXM awarded Kraft CRM Content Agency (print only, 4 languages, 2 countries)



2008



MXM awarded Data Analytics, Web, Email, Video Content business

2009

MXM creates, builds and launches Kraft's iFood Assistant app



2010

Winner of the 2010 Kraft Bold Innovation award



MXM converts Food & Family magazine from free to paid subscription



MXM creates, builds and launches Kraft Big Fork Little Fork iPad app

Winner of 2010 WebAward For Outstanding Achievement in Web Development

2011

2012



MXM awarded SEO agency for Kraft CRM in general market and Hispanic



2013

MXM awarded Kraft Website Redesign (Canada/ US)

CONTENT MARKETING INSTITUTE

Kraft CRM client named 2013 Content Marketer of the Year

2014

MXM awarded 2014 Content Marketing Agency of the Year



MXM brings personalization (1:1) to Kraft email program in US



MXM creates videos at scale.

2015

MXM awarded Kraftrecipes.com Blog and Instagram management



+ national media brands + local media brands + marketing solutions meredith 75

National Media Group Strategies 76  Drive audience growth and engagement across platforms  Grow share of advertising revenues  Increase circulation profit contribution  Expand Meredith Xcelerated Marketing  Grow high-margin brand licensing business  Accelerate growth of digital business

77 Meredith is The World’s 3rd-Largest Licensor

Executing Brand Licensing Growth Strategies  Renew and grow our Better Homes and Gardens licensing agreement with Walmart and expand it online and internationally  Grow Better Homes and Gardens Real Estate program  Create new licensing opportunities for other brands  Secure international partners to bring Meredith brands to new markets 78

Long-Term Relationship with Walmart 79

BHG Sales at Walmart are Stronger Than Ever 80  Better Homes and Gardens products at Walmart continue to experience strong growth  Our Better for You strategy and updated styling are paying dividends  Online growth is accelerating  Sales of BHG products in Mexico and Central America have begun  Chinese market will open in calendar 2016

81 10,194 Agents 306 Offices 32 US States & Canada 68 Brokerages BHG Real Estate Expanding Program With Realogy

Better Homes and Gardens is Expanding with FTD

Core Floral Program

- New multi-year contract
- Increasing editor exposure and engagement through biannual product showcases


Better Homes



Provide Commerce Inc. Acquisition

- New BHG product debuted Holiday 2015
- New distribution opportunity through ProFlowers channel
- New product opportunity through Cherry Moon Farms gourmet food gift programs

+ national media brands + local media brands + marketing solutions meredith 82

83 New Licensing Programs For Additional Brands  Partner is Bellisio, the nation’s No. 3 frozen food manufacturer  Product is EatingWell entrees and other items  Anticipating product in stores by September 2016 PPAREL   Bridge    Partner is Apparel Bridge, a large manufacturer  Product currently available at Kohls.com, Equinox, DicksSportingGoods.com, gyms and specialty stores  Strong pipeline of additional retailers in place  Partner is Clipper Corp., a large manufacturer  Debuted at the March 2015 Home and Housewares Show  First placements will be on Amazon and HSN

Today’s Agenda 84  Meredith Strategic Growth Vision o Steve Lacy, Chairman and CEO  Local Media Group Growth Strategies o Doug Lowe, Executive Vice President o Patrick McCreery, Vice President News & Marketing  National Media Group Growth Strategies o Tom Harty, President  Digital Growth Strategies o Jon Werther, President Meredith Digital  Total Shareholder Return o Joe Ceryanec, CFO

Meredith Digital 85 An Engaged and Growing Audience of 75 Million

86 0% 5% 10% 15% 20% 25% 30% 35% 2010 2012 2014 2016 7% 29% 10% 16% (1st Half) Fiscal years Digital Represents Nearly 30% of Advertising Delivering Mid-Teens Operating Profit Margin

Executing Meredith Digital Growth Strategies 87  Develop best-in-class branded content and products  Increase audience engagement across platforms  Leverage differentiated data, insights and analytics  Harness proprietary advertising technology platforms  Make strategic additions to portfolio

Developing Best-in-Class Branded Experiences 88  Improved User Experience  Improved Natural Search Ranking  Updated Ad Placements  Modernized Look & Feel

89 Increasing Audience Engagement Across Platforms

Leveraging Data, Insights and Analytics 90 We focus on women at scale: ― 100 million consumers ― 75 million unique visitors  1st party data is based on direct behavioral engagement We operate across platforms  Data is our DNA ― Team of expert data analysts ― Identify trends and consumer intent ― Used to find, inform and reach consumers throughout purchase path

Strengthening Advertising ROI, CPMs and Consumer Experience 91 Enterp VIDEO LAPTOP / DESKTOP MOBILE PREMIUM NON-IAB PREMIUM CONTEXTUAL & AUDIENCE TARGETED RUN OF NETWORK REMNANT C P M $50+ $2.00- $0.50 Harnessing Proprietary Technology Platforms

At-Scale, Highly-Engaged Audience digital Premium Branded Content & Products First-Party Data (Insights & Analytics) Ad Tech Platforms Ad Revenue Diversification Consumer Revenue Growth MILLENNIAL WOMEN 92 Acquisitions Support Our Strategy

93 The World’s #1 Food Brand Putting it Together at Allrecipes

94

.NEXT: A Next-Generation Platform that … 95  Connects home cooks through shared food experiences surface the voice of the community;  Serves as the de facto digital standard for discovering, trying and sharing cooking experiences; and  Allows brands to connect with consumers to enhance the process of getting food on the table. …throughout the cooking continuum across all media.

Evolving to a Food-Focused Social Network 96 Notification Email Saved recipe Follow cooks and brands User Comments Reviews

Enabling Home Cooks and Brands to Shine 97 Collections Profiles Personalized Food Feeds (Cooking Graph) Followers Fans

With Improved Insights and Analytics 98 Number of live campaigns by brand across retailers Product impressions delivered across Network Top Product last 30 min. Top recipes driving product impressions Consumers currently in store viewing products in category (based on lat/lon)Insights Our shopper insights leverage our 1st party data coupled with purchase data from premium data partners

And Improved Shopper Marketing Analytics 99 Industry leading (ROAS) native advertising campaign measurement for CPG brands “Allrecipes is now able to measure total Return on Advertising Spend (ROAS) for Digital Shopper Marketing campaigns. This expanded measurement capability combines Meredith’s Shopper Marketing power to deliver and measure offers at the store level with Nielsen’s in depth Similarities Market Test (SimTest) service which works to determine the extent to which in-market activities are driving sales. Together, these insights and analytics reveal fast and repeatable results for marketers to strategize against which are not dependent on traditional ad tech and tags.” - Meredith/Nielsen Press Release 1/14/2016

National Media Strategic Initiatives Summary 100  Driving audience growth and engagement across platforms  Growing our share of advertising revenues  Increasing circulation profit contribution  Enhancing Meredith Xcelerated Marketing  Expanding high-margin brand licensing business  Accelerating growth of profitable digital business

Today’s Agenda 101  Meredith Strategic Growth and Vision o Steve Lacy, Chairman and CEO  Local Media Group Growth Strategies o Doug Lowe, Executive Vice President o Patrick McCreery, Vice President News & Marketing  National Media Group Growth Strategies o Tom Harty, President  Digital Growth Strategies o Jon Werther, President Meredith Digital  Total Shareholder Return Strategies o Joe Ceryanec, CFO

Free Cash Flow Generation: 2006-2015 102 $195 $405 $660 $840 $1,030 $1,250 $1,430 $1,620 $1,795 $2,000 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 $ in millions Cumulative

Balanced Use of Cash: FY2006 to FY2015 103 $ in millions Net of change in debt $2,000 $280 Cash Generation Cash Utilization $2,280 $2,280 $610 $510 Dividends $300 $860 Share repurchases Acquisitions Cap-ex Operating cash flows stock options Reinvested in operations Returned to shareholders 51% 49%

Acquisitions and Investment Priorities 104  Multi-platform national media brands that provide access to new audiences and advertising categories  Local media brands in faster-growing markets that add network and geographic diversity  Digital platforms that significantly increase scale  Tuck-in acquisitions that complement current portfolio of media brands and marketing capabilities

Our Criteria for Acquisitions and Investments 105  Strategic Benefit: —Will target drive growth faster than we can achieve organically? —Does it meaningfully move the business forward?  Financial Attractiveness: —Does it meet our IRR hurdle rate of >15%? —Are there revenue and/or cost synergies? —Prefer quickly TSR accretive deals  Leadership expertise and fit: —Proven management teams and good cultural match  Opportunistic and selective: —Significant in-bound and out-bound activities ensure we are well- positioned to view potential deals

Strong Track Record of Increasing Dividends 106 $0.48 $0.74 $0.92 $1.63 2004 2007 2010 2013 2016 $1.98 13% CAGR Currently Yielding 5% Fiscal years

Opportunistic Share Repurchases 107 $37 $339 $517 $624 $755 2004 2007 2010 2013 2016 Cumulative Share Repurchases YTD Fiscal years

Meredith’s Goal: Approach Top-Third TSR 108 TSR (%) 5 15 10 0 S&P 500 Median TSR S&P 500 top 3rd TSR S&P 500 TSR Benchmarks – expected returns Multiple sources including BCG Investor Survey and Value Line 6-7% 10-11%

Top-Third TSR Expectations Over Next Two Years 109  Organic revenue growth  Margin expansion  Dividend yield  Buybacks TSR Drivers through FY17: +3-4% +2-3% +4-5% +1-2% Organic TSR 10-14%  Acquisitions and/or multiple expansion +++ Robust digital strategy with range of monetization options fueled by leading brands, content and scale Stronger broadcasting revenue upside from political year, retransmission uplift, and non-political advertising Planned annual dividend increases to deliver peer-leading, stable yield, and floor on stock Aggressive buyback program that capitalizes on current undervaluation and returns excess cash Total TSR At Least Top Third

Fiscal 2016 Earnings per Share Outlook 110 $0.77 to $0.82 $3.05 to $3.25 Third quarter Full year Unchanged from January 27, 2016, earnings release Excludes special items

Key Takeaways from Today 111  Local Media Group delivering strong results fueled by: ― Growth in non-political advertising revenues ― Maximizing political advertising opportunity ― Increasing retransmission contribution  National Media Group poised for another year of profit growth: ― Brand licensing delivering high-margin profit ― Circulation providing a stable source of revenue and contribution ― Digital advertising growth will soon offset print advertising declines  Strong cash flows fueling 3-pronged TSR strategy: 1. Acquisitions and investments in business 2. Dividend growth 3. Share buybacks  Meredith can deliver Top-Third Total Shareholder Return

Meredith’s Strong Investment Thesis 112  Portfolio of highly rated television stations in large and fast-growing markets  Trusted national brands with an unrivaled female reach  Profitable and growing digital business  World’s 3rd largest brand licensor with very high margins Experienced management team with a proven record of operational excellence and shareholder value creation over time Strong and consistent cash flow generation, driven by:1. 2. 3. Commitment to delivering Top-Third Total Shareholder Return:  Dividend payer for 69 years; increases for 23 consecutive years  Share buyback program  Accretive strategic acquisitions

113 A Powerful Diversified Media & Marketing Company Investor Day March 2, 2016